Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward–looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes on our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) significant labor disturbances which could disrupt industries we serve; 5) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 6) the adequacy of our financial reserves; 7) our continuing ability to comply with financial covenants in our lines of credit and other financing agreements; 8) our ability to attract and retain competent employees in key positions or to find temporary employees to fulfill the needs of our customers; 9) our ability to successfully complete and integrate acquisitions that we may make from time to time; and 10) other risks described in our filings with the Securities and Exchange Commission, including our most recent Form 10-K and Form 10-Q filings. Use of estimates and forecasts: Any references made to 2013 and 2014 are based on management guidance issued July 24, 2013, and are included for informational purposes only and are not an update or reaffirmation. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to factors discussed in our 10-K and 10-Q filings. Q2 2013 Earnings Results | July 24, 2013 | page 2 FORWARD-LOOKING STATEMENT

Q2 2013 HIGHLIGHTS • Revenue growth of 19 percent* including MDT • Revenue growth of 25 percent excluding large aviation customer • Growth across most industries and locations • Continued growth in construction • Favorable gross margin impact from disciplined management • MDT integration complete as planned Q2 2013 Earnings Results | July 24, 2013 | page 3 * MDT was acquired in the second week of February 2013. Due to the consolidation of MDT branches into existing branches, and merging customers and workforces, acquisition growth trends cannot be segregated and accurately calculated.

Q2 2013 HIGHLIGHTS Dollar amounts in millions. Certain amounts may not sum or recalculate due to rounding. Q-2 2013 Q-2 2012 Change Revenue $ 422 $ 354 19% Gross profit $ 112 $ 94 20% % of Revenue 26.5% 26.4% SG&A expense** $ 89 $ 72 25% % of Revenue 21.2% 20.2% EBITDA* $ 23 $ 22 2% % of Revenue 5.3% 6.2% Non-recurring acquisition costs** $ 2 $ 0 % of Revenue 0.4% 0.0% Adjusted EBITDA* $ 24 $ 22 10% % of Revenue 5.8% 6.2% * EBITDA and Adjusted EBITDA are non-GAAP terms. See the Q2 2013 Operating Income to EBITDA and Adjusted EBITDA Reconciliation slide. ** Includes costs related to the purchase, integration, reorganization, and shutdown activities of the MDT acquisition which are not expected to recur in 2014.

EBITDA BRIDGE* $0 $5 $10 $15 $20 $25 Q2 2012 Non-recurring Acquisition Costs** Large Aviation Customer Impact Growth from Ongoing Operations Q2 2013 ($2M) $22M $23M ($3M) +$6M * EBITDA is a non-GAAP term. See the Q2 2013 Operating Income to EBITDA and Adjusted EBITDA Reconciliation slide. ** Includes costs related to the purchase, integration, reorganization, and shutdown activities of the MDT acquisition which are not expected to recur in 2014. Q2 2013 Earnings Results | July 24, 2013 | page 5

REVENUE TRENDS* Q2 2013 Earnings Results | July 24, 2013 | page 6 -5% 5% 15% 25% Q-3 '12 Q-4 '12 Q-1 '13** Q-2 '13** Quarterly Trends 0% 10% 20% 30% April** May** June** * All calculations based on comparison to same period a year ago. **MDT was acquired in the second week of February 2013. Due to the consolidation of MDT branches into existing branches, and merging customers and workforces, acquisition growth trends cannot be segregated and accurately calculated. Revenue Growth Revenue Growth Excluding Large Customer Project Monthly Trends

GROSS MARGIN BRIDGE Q2 2013 Earnings Results | July 24, 2013 | page 7 25.0% 25.5% 26.0% 26.5% 27.0% Q2 2012 MDT Acquisition* Sales Mix Payroll Taxes / Other Operational Management Q2 2013 26.4% 26.5% +0.5% (1.0%) +0.4% +0.2% * Due to the consolidation of MDT branches into existing branches, and merging customers and workforces, the gross margin impact cannot be segregated and accurately calculated. Amounts listed represent management’s best estimate.

SG&A BRIDGE $0 $20 $40 $60 $80 $100 Q2 2012 MDT Operations* Non-Recurring Acquisition Costs** Variable and Other Costs Q2 2013 +$10M $72M $89M +$5M +$2M * Due to the consolidation of MDT branches into existing branches, and merging customers and workforces, SG&A costs cannot be segregated and accurately calculated. Amounts listed represent management’s best estimate. ** Includes costs related to the purchase, integration, reorganization, and shutdown activities of the MDT acquisition which are not expected to recur in 2014.

Q2 2013 Earnings Results | July 24, 2013 | page 9 Q3 2013 EXPECTATIONS Total revenue of $450M - $460M or growth of about 20 percent* Net income per diluted share of $0.44 - $0.49 • Includes MDT intangible asset amortization expense of $0.01 * Based on comparison to same period a year ago.

Q2 2013 OPERATING INCOME TO EBITDA AND ADJUSTED EBITDA RECONCILIATION Q2 2013 Earnings Results | July 24, 2013 | page 11 * Adjusted EBITDA excludes non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to the MDT acquisition from EBITDA. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to operating income in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. In millions Q2 2013 Income from operations 17.3 $ Depreciation & amortization 5.2 $ EBITDA* 22.5 $ Non-recurring acquisition costs 1.8 $ Adjusted EBITDA* 24.3 $ Q2 2012 17.3 $ 4.7 $ 22.0 $ 0 $ 22.0 $